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Exhibit 10.15

AMENDMENT NO. 1 TO VOTING AND RIGHT OF FIRST REFUSAL AGREEMENT

        THIS AMENDMENT NO. 1 TO THE VOTING AND RIGHT OF FIRST REFUSAL AGREEMENT (this "Amendment"), dated as of July 29, 2009, is made by and among Liberty Entertainment, Inc., a Delaware corporation ("Splitco"), The DIRECTV Group, Inc., a Delaware corporation ("DIRECTV"), DIRECTV, a Delaware corporation formed as a direct, wholly-owned Subsidiary of DIRECTV ("Holdings"), Dr. John C. Malone ("Dr. Malone"), Mrs. Leslie Malone, The Tracy L. Neal Trust A (the "Tracy Trust") and The Evan D. Malone Trust A (the "Evan Trust," and together with Dr. Malone, Mrs. Malone and the Tracy Trust, collectively, the "Malones" and each a "Malone").

RECITALS

        A.    Splitco, DIRECTV, Holdings and each Malone entered into that certain Voting and Right of First Refusal Agreement, dated as of May 3, 2009 (the "Malone Agreement").

        B.    Splitco, Holdings and each Malone now intend to amend certain provisions of the Malone Agreement as set forth herein.

        C.    Section 13(j) of the Malone Agreement requires that prior to the Merger Effective Time, any amendment to the Malone Agreement be by written agreement of (i) Holdings, (ii) Members holding a majority of the Member Shares, and (iii) Splitco.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Splitco, Holdings and each Malone hereby agrees as follows:

          SECTION 1.    Defined Terms.    Terms defined in the Malone Agreement are used in this Amendment with the same meaning, unless otherwise indicated.

          SECTION 2.    Amendments to Malone Agreement.    The Malone Agreement is hereby amended as follows:

            2.1   The definition of "Acquire" in Section 1 of the Malone Agreement is hereby amended by deleting such definition and replacing it in its entirety to read as follows:

              ""Acquire" means to purchase or otherwise acquire, or enter into any agreement with respect to the purchase or acquisition of any security, including any Constructive Acquisition that is treated as an acquisition of beneficial ownership for federal income tax purposes."

            2.2   The definition of "Acquisition" in Section 1 of the Malone Agreement is hereby amended by deleting such definition and replacing it in its entirety to read as follows:

              ""Acquisition" means a purchase or other acquisition, or entering into any agreement with respect to the purchase or acquisition of any security, including any Constructive Acquisition that is treated as an acquisition of beneficial ownership for federal income tax purposes."

            2.3   The definition of "Exchange Time" in Section 1 of the Malone Agreement is hereby amended by deleting such definition and replacing it in its entirety to read as follows:

              ""Exchange Time" means the time following the Split-Off Effective Time and immediately preceding the DIRECTV Effective Time provided that all conditions set forth in Article VII of the Merger Agreement have been satisfied or waived (other than those conditions that by their nature may only be satisfied at the Closing), and the parties to the Merger Agreement are obligated to complete the Closing."

            2.4   The definition of "Exempt Transfer" in Section 1 of the Malone Agreement is hereby amended by deleting clause (vii) thereof and replacing it in its entirety to read as follows:

              "(vii) to a Related Party of a Malone;"

            2.5   The definition of "Malone Holdings Shares" in Section 1 of the Malone Agreement is hereby amended by deleting such definition and replacing it in its entirety to read as follows:

              ""Malone Holdings Shares" means, that number of shares of outstanding Holdings Class B Common Stock equal to the aggregate number of shares of Splitco Series B Common Stock owned of record by the Members at the Exchange Time multiplied by the Splitco Exchange Ratio."

            2.6   Section 7(b)(iii) of the Malone Agreement is hereby amended by deleting the first sentence thereof and replacing it in its entirety to read as follows:

              "Prior to termination of this Agreement in accordance with Section 12, no voluntary transfers of Member Shares may be made by a Member, except to Holdings pursuant to the Redemption Right, during the period commencing on the first day of the Redemption Period and ending on (x) the date Holdings actually purchases Member Shares pursuant to the Redemption Right or (y) if earlier, the date Holdings is required to purchase Member Shares pursuant to the Redemption Right and fails to so purchase such Member Shares notwithstanding the applicable Member's compliance with its obligations under Section 4.11 of the Holdings Charter; provided, that, prior to the date that the Member makes (or is deemed to have made) an election pursuant to Section 4.11(a)(iv) of the Holdings Charter, such Member may transfer, to the extent allowed under Section 4 hereof, Member Shares to any transferee if the Class B Automatic Conversion (as defined in the Holdings Charter) is triggered as a result of such transfer."

            2.7   Sections 9(a) and (b) of the Malone Agreement are hereby deleted and replaced in their entirety to read as follows:

              "(a)    Exchange.    At the Exchange Time, (i) each Member shall assign, transfer, convey and deliver to Holdings and Holdings shall accept and acquire from such Member, all outstanding shares of Splitco Series B Common Stock owned of record by him, her or it (free and clear of all Liens, other than Liens created by this Agreement and any Permitted Pledge (subject to the last sentence of this paragraph)), and (ii) Holdings shall issue and deliver to the Members, and the Members shall accept and acquire from Holdings, in the aggregate, the Malone Holdings Shares (free and clear of all Liens, other than any Liens created by such Member (collectively, the "Exchange"). The Members shall cause any Permitted Pledge on the shares of Splitco Series B Common Stock Beneficially Owned by them to be released concurrent with the Exchange Time (it being understood that such Permitted Pledge shall thereupon encumber the Member Shares received in exchange therefor in the Exchange).

              (b)    Exchange of Certificates.    To effect the Exchange at the Exchange Time, the exchange of certificates (or evidence of shares in book-entry form) representing the shares of Splitco Series B Common Stock Beneficially Owned by the Members for certificates (or evidence of shares in book-entry form) representing the Malone Holdings Shares, and the related actions thereto, shall be completed by the Exchange Agent (as if at the Merger Effective Time) pursuant to the procedures set forth in Section 2.2 of the Merger Agreement."

            2.8   Section 10(b) of the Malone Agreement is hereby deleted and replaced in its entirety to read as follows:

              "(b)    Malone Certificate and S-4 Malone Certificate.    (i) The parties acknowledge that it is a condition to DIRECTV's obligation to consummate the Mergers that Dr. Malone has delivered to DIRECTV the certificate (the "Malone Certificate") specified in Section 7.2(g) of the Merger Agreement. DIRECTV, Splitco and Holdings acknowledge that Dr. Malone is under no obligation, express or implied, to deliver the Malone Certificate (regardless of whether the S-4 Malone Certificate (as defined below) is delivered in accordance with clause (ii) below) if the statements therein are not believed by him in good faith to be true as of such time or to take any action or refrain from taking any action prior to the Closing to the extent necessary to make the representations specified therein true and correct as of the Closing Date, and that Dr. Malone shall not have personal liability to DIRECTV, Splitco or Holdings if he fails to deliver the Malone Certificate. DIRECTV, Splitco and Holdings acknowledge and agree that the representations contained in the Malone Certificate, if delivered, do not survive the Closing of the Mergers.

               (ii)  In addition, the parties acknowledge that in connection with the filing with the Securities and Exchange Commission of the executed tax opinion of Weil Gotshal & Manges LLP (the date of such opinion, the "Opinion Date") as an exhibit to the Holdings Form S-4 (as defined in the Merger Agreement), DIRECTV has requested that Dr. Malone deliver to Holdings a certificate, dated as of the Opinion Date, substantially in the form attached hereto as Exhibit A (the "S-4 Malone Certificate"). DIRECTV, Splitco and Holdings acknowledge that Dr. Malone is under no obligation, express or implied, to deliver the S-4 Malone Certificate if the statements therein are not believed by him in good faith to be true as of such time or to take any action or refrain from taking any action prior to the Opinion Date to the extent necessary to make the representations specified therein true and correct as of the Opinion Date, and that Dr. Malone shall not have personal liability to DIRECTV, Splitco or Holdings if he fails to deliver the S-4 Malone Certificate. DIRECTV, Splitco and Holdings further acknowledge and agree that (A) the representations contained in the S-4 Malone Certificate, if delivered, do not survive the Opinion Date and (B) in no event will they seek damages or other remedies against Dr. Malone in the event DIRECTV, Splitco or Holdings is subjected to any claims, demands, legal proceedings, damages or expenses based upon an allegation or determination that any securities filings of DIRECTV, Splitco or Holdings contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading because any statement in the S-4 Malone Certificate is alleged, or is ultimately determined to be, untrue, incomplete or misleading in any respect."

            2.9   Section 12 of the Malone Agreement is hereby amended by deleting the second sentence thereof and replacing it in its entirety to read as follows:

              "Following the Merger Effective Time, this Agreement shall terminate automatically, without further action of the parties hereto, (i) with respect to a Member upon the first to occur of the following: (w) all Member Shares held by such Member having been purchased by Holdings pursuant to the Redemption Right, (x) after electing to purchase the Member Shares held by such Member pursuant to the Redemption Right, Holdings fails to complete the purchase of all such Member Shares by the Close of Business on the 5th business day following notice from the applicable Member that Holdings failed to complete the purchase of all such Member Shares within the time period required by Section 4.11 of the Holdings Charter notwithstanding the applicable Member's compliance with its obligations under Section 4.11 of the Holdings Charter, (y) all of the Member Shares held by such Member having been Transferred in compliance with this Agreement, or (z) the Redemption Right ceases to apply to the Member Shares held by such Member, and (ii) with respect to all Members upon the first to occur of (x) the date the Redemption Right expires unexercised as to all Member Shares, or (y) upon the completion of a Change of Control; provided, however, that in the case of clause (i) or clause (ii)(x), and absent the earlier termination of this Agreement in accordance with the first sentence of this Section 12, in no event shall Section 4 terminate prior to the day following the first anniversary of the Split-Off Effective Time."

          SECTION 3.    Effect on Malone Agreement.    Other than as specifically set forth herein, all other terms and provisions of the Malone Agreement shall remain unaffected by the terms of this Amendment, and shall continue in full force and effect.

          SECTION 4.    Severability.    If any term or other provision of this Amendment is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Amendment shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          SECTION 5.    Captions.    The captions herein are included for convenience of reference only and will be ignored in the construction or interpretation hereof.

          SECTION 6.    Counterparts.    This Amendment may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

          SECTION 7.    Successors and Assigns.    This Amendment shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, including, in the case of any Malone, any trustee, executor, heir, legatee or personal representative succeeding to the ownership of the Malone Liberty Shares, Malone Splitco Shares and Member Shares (and any other Malone Holdings Shares) (including upon the death, disability or incapacity of any Malone).

          SECTION 8.    Governing Law.    This amendment shall be governed by and construed in accordance with the laws of the state of Delaware.

          SECTION 9.    Jurisdiction.    All actions and proceedings arising out of or relating to this Amendment shall be heard and determined in the Court of Chancery of the State of Delaware, or, if the Court of Chancery lacks subject matter jurisdiction, in any federal court sitting in the State of Delaware, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts there from) in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

LIBERTY ENTERTAINMENT, INC.
By:	/s/ CHARLES Y. TANABE
	Name:	Charles Y. Tanabe
	Title:	Executive Vice President
DIRECTV
By:	/s/ LARRY D. HUNTER
	Name:	Larry D. Hunter
	Title:	President and Chief Executive Officer
/s/ DR. JOHN C. MALONE Dr. John C. Malone, individually
/s/ MRS. LESLIE MALONE Mrs. Leslie Malone, individually
THE TRACY L. NEAL TRUST A
By:	/s/ DAVID THOMAS
	Name:	David Thomas
	Title:	Trustee
THE EVAN D. MALONE TRUST A
By:	/s/ DAVID THOMAS
	Name:	David Thomas
	Title:	Trustee
THE DIRECTV GROUP, INC.
By:	/s/ LARRY D. HUNTER
	Name:	Larry D. Hunter
	Title:	President and Chief Executive Officer

EXHIBIT A

S-4 MALONE CERTIFICATE

        In connection with (i) the Registration Statement on Form S-4 filed by DIRECTV ("Holdings") with the Securities and Exchange Commission on June 8, 2009 (as amended through the date hereof, the "Registration Statement") relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of May 3, 2009, by and among Liberty Media Corporation ("LMC"), Liberty Entertainment, Inc. ("LEI"), The DIRECTV Group, Inc. ("DIRECTV"), Holdings, DTVG One, Inc. and DTVG Two, Inc. (as amended on July 29, 2009, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement), and the Voting and Right of First Refusal Agreement, dated as of May 3, 2009, by and among LEI, DIRECTV, Holdings, Dr. John C. Malone, Mrs. Leslie Malone, The Tracy L. Neal Trust A and The Evan D. Malone Trust A (as amended through the date hereof, the "Malone Agreement"), and (ii) the delivery of the executed tax opinion, dated as of the date hereof, of Weil, Gotshal & Manges LLP which will be filed as an Exhibit to the Registration Statement (the "Tax Opinion"), the undersigned, John C. Malone, hereby represents and warrants to Holdings, that, as of the date hereof, neither I nor my wife, Mrs. Leslie Malone, are parties to any agreement, or have any current plan or intention, to sell, exchange, transfer by gift, or otherwise dispose of, directly or indirectly, any Holdings Common Stock (including, without limitation, in any transaction treated as a constructive disposition for United States federal income tax purposes).

        The foregoing representation and warranty is made by me solely in my capacity as a stockholder of LMC and solely for purposes of the delivery of the Tax Opinion.

Dated:
John C. Malone

QuickLinks

  Exhibit 10.15
AMENDMENT NO. 1 TO VOTING AND RIGHT OF FIRST REFUSAL AGREEMENT
RECITALS